Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of CareFusion Corporation (the “Company”) on Form 10-K for the year ended June 30, 2012 (the “Report”), Kieran T. Gallahue, Chief Executive Officer of the Company, and James F. Hinrichs, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 31, 2013	/s/ Kieran T. Gallahue
Kieran T. Gallahue
Chief Executive Officer

Dated: January 31, 2013	/s/ James F. Hinrichs
James F. Hinrichs
Chief Financial Officer